CLASS

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     NUMBER                                                         SHARES

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                PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND



   ACCOUNT NO.           ALPHA CODE                      -----------------------
                                                         |  CUSIP 74435G 40 1  |
                                                         -----------------------
                                                           SEE REVERSE SIDE FOR
                                                           CERTAIN DEFINITIONS


THIS IS TO CERTIFY that


is the owner of

      FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH
                             OF THE COMMON STOCK OF

                PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.

hearafter called the "Corporation", transferable on the books of the Corporation by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Charter and By-Laws of the Corporation and all amendments thereof, copies of which are on file at the office of the Corporation, to all of which the holder, by acceptance hereof assents.

       This Certificate is not valid unless countersigned by the Transfer
Agent.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name by the proper officers and to be sealed with its Corporate Seal.

[Corporate Seal]

Dated: _________________

                                   /s/ S. JANE ROSE
                                   ----------------------------------
                                   Secretary

                                   /s/ LAWRENCE C. MCQUADE
                                   ----------------------------------
                                   President




                                     COUNTERSIGNED:
                                        PRUDENTIAL MUTUAL FUND SERVICES, INC.
                                                   (NEW JERSEY)



                                     BY           TRANSFER AGENT,



                                              AUTHORIZED OFFICER